                                  EXHIBIT 24.1

                               POWER OF ATTORNEY


     THE UNDERSIGNED MEMBER OF THE BOARD OF DIRECTORS OF WACKENHUT CORRECTIONS CORPORATION HEREBY CONSTITUTES AND APPOINTS JOHN G. O'ROURKE, DAVID N. T. WATSON, AND JAMES P. ROWAN AND EACH OF THEM SEVERALLY, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES TO SIGN ANY AND ALL REPORTS OF FORM 10-K (ANNUAL REPORT PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934) AND ANY AMENDMENTS THERETO, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THERE-WITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.


/S/ NORMAN CARLSON
--------------------------------------------
NORMAN A. CARLSON - DIRECTOR                  DATE:  MARCH 16, 1997
                                                    ---------------------

                               POWER OF ATTORNEY


     THE UNDERSIGNED MEMBER OF THE BOARD OF DIRECTORS OF WACKENHUT CORRECTIONS CORPORATION HEREBY CONSTITUTES AND APPOINTS JOHN G. O'ROURKE, DAVID N. T. WATSON, AND JAMES P. ROWAN AND EACH OF THEM SEVERALLY, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES TO SIGN ANY AND ALL REPORTS OF FORM 10-K (ANNUAL REPORT PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934) AND ANY AMENDMENTS THERETO, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THERE-WITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.


/S/ BENJAMIN R. CIVILETTI
---------------------------------------
BENJAMIN R. CIVILETTI - DIRECTOR             DATE:  MARCH 11, 1997
                                                   ------------------------

                               POWER OF ATTORNEY


     THE UNDERSIGNED MEMBER OF THE BOARD OF DIRECTORS OF WACKENHUT CORRECTIONS CORPORATION HEREBY CONSTITUTES AND APPOINTS JOHN G. O'ROURKE, DAVID N. T. WATSON, AND JAMES P. ROWAN AND EACH OF THEM SEVERALLY, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES TO SIGN ANY AND ALL REPORTS OF FORM 10-K (ANNUAL REPORT PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934) AND ANY AMENDMENTS THERETO, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THERE-WITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.



/S/ MANUEL J. JUSTIZ
-----------------------------------
MANUEL J. JUSTIZ - DIRECTOR                       DATE:    MARCH 9, 1997
                                                         ----------------------

                               POWER OF ATTORNEY


     THE UNDERSIGNED MEMBER OF THE BOARD OF DIRECTORS OF WACKENHUT CORRECTIONS CORPORATION HEREBY CONSTITUTES AND APPOINTS JOHN G. O'ROURKE, DAVID N. T. WATSON, AND JAMES P. ROWAN AND EACH OF THEM SEVERALLY, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES TO SIGN ANY AND ALL REPORTS OF FORM 10-K (ANNUAL REPORT PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934) AND ANY AMENDMENTS THERETO, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THERE-WITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.



/S/ DR. FLORETTA D. MCKENZIE
---------------------------------------
DR. FLORETTA D. MCKENZIE - DIRECTOR             DATE:  MARCH 10, 1997
                                                       ----------------------

                               POWER OF ATTORNEY


     THE UNDERSIGNED MEMBER OF THE BOARD OF DIRECTORS OF WACKENHUT CORRECTIONS CORPORATION HEREBY CONSTITUTES AND APPOINTS JOHN G. O'ROURKE, DAVID N. T. WATSON, AND JAMES P. ROWAN AND EACH OF THEM SEVERALLY, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES TO SIGN ANY AND ALL REPORTS OF FORM 10-K (ANNUAL REPORT PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934) AND ANY AMENDMENTS THERETO, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THERE-WITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.



/S/ JOHN F. RUFFLE
------------------------------------
JOHN F. RUFFLE - DIRECTOR                         DATE:  MARCH 17, 1997
                                                       ----------------------

                               POWER OF ATTORNEY


     THE UNDERSIGNED MEMBER OF THE BOARD OF DIRECTORS OF WACKENHUT CORRECTIONS CORPORATION HEREBY CONSTITUTES AND APPOINTS JOHN G. O'ROURKE, DAVID N. T. WATSON, AND JAMES P. ROWAN AND EACH OF THEM SEVERALLY, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES TO SIGN ANY AND ALL REPORTS OF FORM 10-K (ANNUAL REPORT PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934) AND ANY AMENDMENTS THERETO, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THERE-WITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.


/S/ ANTHONY P. TRAVISONO
----------------------------------------------
ANTHONY P. TRAVISONO - DIRECTOR                 DATE:  MARCH 7, 1997
                                                      --------------------